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                                                                   EXHIBIT 10.15

                                 ASSIGNMENT AND
                               SECURITY AGREEMENT

         THIS ASSIGNMENT AND SECURITY AGREEMENT is made as of April 3, 1998, by HIGH SPEED ACCESS NETWORK, INC., a Delaware corporation having its principal place of business at 38 Lark Bunting Lane, Littleton, Colorado ("DEBTOR") and having a place of business in St. Mary's County Maryland at 441500 Airport View Drive, Hollywood, MD 20630, in favor of GANS MULTIMEDIA PARTNERSHIP, a Pennsylvania general partnership having an office at 217 East Ninth Street, Hazelton, PA 18201, Attn: Joseph W. Aman ("SECURED PARTY").

                             PRELIMINARY STATEMENTS

      A. The Debtor is justly indebted to the Secured Party in the principal amount of $650,000.00 as evidenced by that certain Promissory Note in the same principal amount dated of even date (as the same may be renewed, modified or extended from time to time, the "NOTE"). The principal amount together with all interest, charges, fees, and other sums due under the Note or under this Agreement is collectively called the "INDEBTEDNESS."

      B. The Debtor has agreed to secure its obligations to the Secured Party with the Collateral, which is more particular described in this Agreement.

      NOW, THEREFORE, in consideration of the foregoing statements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:


1. SECURITY. As security for the payment of the Indebtedness and any other obligations of the Debtor to the Secured Party, including such other or additional financing that the Secured Party may extend to the Debtor at any time in the Secured Party's discretion, the Debtor hereby grants to the Secured Party a continuing security interest in all of the Debtor's now owned or hereafter acquired tangible and intangible personal property located in or relating to its business operations in St. Mary's County, Maryland (the "St. Mary's System"), including, but not limited to:

             a. all of the Debtor's now owned and hereafter acquired equipment and fixtures used in the St. Mary's System, including without limitation the equipment listed on Exhibit A attached hereto, and all replacements and substitutions therefor and thereof, and all accessions thereto (the "Equipment");

             b. all of the Debtor's now owned and hereafter acquired inventory of the St. Mary's System, and all products, replacements, and substitutions therefor and thereof, and all accessions thereto (the "Inventory");

             c. all of Debtor's now owned and hereafter acquired general intangibles relating to the St. Mary's System, including without limitation, all licenses, permits,

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things in action, contractual rights, goodwill, the trademarks (including the
"Eaglenet" and "Bay Network" trade names (but no other trade name of the Debtor), together with the right to sue for past, present and future violations thereof, and all goodwill associated therewith (the "General Intangibles");

             d. all of the Debtor's now owned and hereafter acquired rights to payment for goods sold or leased or for services rendered to subscribers of the St. Mary's System (the "Accounts");

             e. all of the Debtor's now owned and hereafter acquired chattel paper relating to the St. Mary's System (the "Chattel Paper");

             f. without limiting the generality of the foregoing, all of the Debtor's right, title and interest in (i) the Management Agreement dated December 1, 1997 between the Debtor and Stockero Enterprises, LLC, a Maryland limited liability company ("Stockero"), including the right of the Debtor to acquire certain assets of Stockero pursuant to the Management Agreement; (ii) the Promissory Note in the principal amount of $87,132.00 dated December 1, 1997 made by Stockero to the order of the Debtor, which Promissory Note is being endorsed to and delivered to the Secured Party at the time of execution and delivery of this Agreement; (iii) the Pledge and Security Agreement dated December 1, 1997 from Stockero, as debtor, to the Debtor, as secured party; (iv) the Pledge of Stock Agreement dated December 1, 1997 from Stockero, as debtor, to the Debtor, as secured party; and (v) the Assignment dated December 1, 1997 from Stockero, as debtor, to the Debtor, as secured party (collectively, the "Stockero Collateral");

             g. all of the Debtor's now owned and hereafter acquired instruments, notes, items of payment, negotiable documents, and documents of title relating to the St. Mary's System (the "Instruments"); together with all cash and noncash proceeds (including insurance proceeds) of the Equipment, Inventory, Accounts, General Intangibles, Chattel Paper, Stockero Collateral, and Instruments (the Proceeds"); and

             h. all books and records relating to any of the foregoing.

The Equipment, Inventory, Accounts, General Intangibles, Chattel Paper, Stockero Collateral, Instruments, Proceeds and books and records are collectively referred to as the "Collateral." The Secured Party shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code with respect to the Collateral. Notwithstanding anything to the contrary contained in this Agreement, the Collateral shall not include any property leased by Debtor for use in the St. Mary's System, excluding additional head end equipment.

      2. DEBTOR'S REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Secured Party as follows:

             a. The Debtor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has the corporate power to execute, deliver and



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perform this Agreement.

             b. The execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action on the part of the Debtor and will not (i) contravene any provision of law, or any order of any court or agency of government, (ii) contravene the Debtor's Articles of Incorporation or By-laws or any indenture, agreement or other instrument binding upon the Debtor or the Debtor's property, or (iii) be in conflict with, result in the breach of, or constitute (with due notice or lapse of time or both, if applicable) a default under any indenture, agreement, or other instrument binding upon the Debtor or the Debtor's property.

             c. The Debtor is not a party to any action, suit or proceeding at law or in equity, or by or before any governmental instrumentality or agency, and is not aware of any facts, allegations, claims, or circumstances that may result in the Debtor becoming a party to any action, suit or proceeding at law or in equity, or by or before any governmental instrumentality or agency. The Debtor is not engaged in any settlement negotiations relating to any claim or allegation.

             d. The Debtor owns all of the Collateral absolutely free and clear of any liens, security interests, or encumbrances (other than the security interest of the Secured Party under this Agreement). No Uniform Commercial Code Financing Statement that names the Debtor as a debtor (other than those that name the Secured Party as the secured party) or that lists any of the Collateral as collateral has been filed in any place, and the Debtor has not signed any financing statement or any security agreement authorizing any other secured party thereunder to file any such financing statement. The security interests granted to the Secured Party under this Agreement are first priority security interests.

             e. The Debtor is not a judgment debtor.

             f. The Debtor is "solvent." For purposes of this subsection (f), "solvent" shall mean the ability to pay obligations as they become due.

             g. The address for the Debtor on the first page of this Agreement is the Debtor's correct mailing address and the address of the Debtor's chief executive office. The Debtor has never had a chief executive office at any other address.

             h. The Debtor has not changed its name or used any other name or any trade name within the twelve (12) years immediately preceding the date of this Agreement.

             i. The Debtor's Equipment and Inventory are located at the Debtor's Hollywood, Maryland place of business. None of the Inventory is stored with or in the possession of any bailee, warehouseman, subcontractor or other similar person.

      3. COVENANTS OF DEBTOR. The Debtor covenants and agrees as follows:



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             a. The Debtor shall keep all Collateral at the Debtor's Hollywood,
Maryland place of business and shall notify the Secured Party if it changes its principal place of business as set out on the first page of this Agreement. The Debtor shall make available to the Secured Party upon reasonable request all books and records relating to the Collateral.

             b. The Debtor shall use the Equipment solely in the conduct of its business and in a careful and proper manner, and shall not change the principal base of operations of any item of the Equipment without the prior written consent of the Secured Party. The Debtor shall keep the Equipment in the State of Maryland.

             c. The Debtor shall store the Inventory in a careful, secure and proper manner at 44150 Airport View Drive, Hollywood, St. Mary's County, Maryland; and shall not change the location of any item of the Inventory without the prior written consent of the Secured Party, which shall not be unreasonably withheld.

             d. The Debtor shall maintain the Collateral free from all claims, liens, encumbrances and legal processes and shall notify the Secured Party within two (2) business days after receipt of notice of any lien, attachment or judicial proceeding affecting the Collateral in whole or in part, provided if Debtor moves expeditiously and in good faith to remove such claim, lien, encumbrance or legal process and the Collateral is not in imminent danger of being realized upon, then Debtor's failure to observe this provision shall not constitute a Default hereunder.

             e. The Debtor shall pay all taxes and fees relating to the ownership of the Equipment and the Inventory (provided, however, that Debtor's failure to pay all such taxes and fees shall not constitute a Default so long as Secured Party's first priority security interest in the Collateral is not affected or impaired or in imminent threat of being affected or impaired) and shall keep and maintain the Equipment and the Inventory, or cause the Equipment and the Inventory to be kept and maintained, in good condition, and shall provide all maintenance and service and make all repairs necessary for such purpose.

             f. At its own expense, the Debtor shall obtain, within 45 days after the date of this Agreement, and maintain industry standard "all-risk" insurance covering the Equipment and Inventory. The Debtor shall pay the premiums for all insurance and deliver to the Secured Party the policies of insurance or duplicates thereof, or other evidence satisfactory to the Secured Party of such insurance coverage.

             g. The Debtor shall promptly execute and deliver any Uniform Commercial Code Financing Statement or other document reasonably required, or procure any document reasonably required (including Uniform Commercial Code Financing Statement termination statements, as necessary), and pay all costs to record such documents and otherwise, and pay any recordation tax or recording fee, to perfect and maintain perfected the security interest, and the first priority of the security interest, granted under this Agreement. If the Collateral is of a type as to which it is necessary or desirable for the Secured Party to take possession of the Collateral in order to perfect, or maintain the priority of, the Secured Party's security interest then upon the Secured Party's request, the Debtor shall deliver such Collateral to the Secured Party. A carbon,




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photographic, photocopy or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement.

             h. The Debtor, upon request of the Secured Party, shall provide the Secured Party from time to time with: (i) written statements or schedules identifying and describing the Collateral, and all additions, substitutions, and replacements thereof, in such detail as the Secured Party may require; (ii) copies of customers' invoices or billing statements; (iii) evidence of shipment or delivery of goods or merchandise to or performance of services for customers; and (iv) such other schedules and information as the Secured Party reasonably may require. The items to be provided under this Section shall be in form satisfactory to the Secured Party and are to be executed and delivered to the Secured Party from time to time solely for the Secured Party's convenience in maintaining Records of the Debtor's Collateral. The Debtor's failure to give any of such items to the Secured Party shall not affect, terminate, modify or otherwise limit the Secured Party's security interest in the Collateral.

             i. The Secured Party shall have the right to call at the Debtor's places of business at intervals to be reasonably determined by the Secured Party, before or after a Default and without hindrance or delay to audit, inspect, verify, check and make extracts or photocopies from the Records of the Debtor and other data relating to the Collateral.

      4. OBLIGATIONS OF DEBTOR.

             a. The Debtor shall provide to the Secured Party within 45 days after the end of each calendar quarter a listing and aging report for the Accounts and such other information and financial reports as the Secured party may request in the Secured Party's reasonable discretion from time to time.

             b. Upon the request of the Secured Party at any time after a Default hereunder, the Debtor shall deposit, or cause to be deposited, all checks, drafts, cash and other remittances in payment of, or on account of payment of, any and all Accounts (all of the foregoing herein collectively referred to as "items of payment") to an account (the "Collateral Account") designated by the Secured Party at a bank or other financial institution designated by the Secured Party. The Secured Party shall not be responsible for the solvency of any such bank or other financial institution or the management and administration of the Collateral Account. The Secured Party alone shall have the power to access and make withdrawals from the Collateral Account. The Debtor shall deposit such items of payment for credit to the collateral Account within one (1) banking day of the receipt thereof and in precisely the form received, except for the endorsement of the Debtor where necessary to permit the collection of such items of payment, which endorsement the Debtor hereby agrees to make. Pending such deposit, the Debtor will not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart. The Secured Party shall be entitled to apply the funds in the Collateral Account against the Debtor's obligations secured hereby from time to time in the Secured Party's discretion.

      5. ADDITIONAL RIGHTS OF SECURED PARTY AND DUTIES OF DEBTOR. Without limiting


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other rights that the Secured Party may have under this Agreement or under the
Note, at law, or otherwise, upon and after a Default hereunder:

             a. The Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney in fact, with power of substitution, to do each of the following in the name of the Debtor or in the name of the Secured Party or otherwise, for the use and benefit of the Secured Party, but at the cost and expense of the Debtor, and without notice to the Debtor:

                   (i) notify the account debtors obligated on any Accounts to make payments thereon directly to the Secured Party, and to take control of the cash and non-cash proceeds of any Collateral;

                   (ii) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable;

                   (iii) release, make exchanges, substitutions, or surrender of all or any part of the Collateral;

                   (iv) remove from the Debtor's Hollywood, Maryland place of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Secured Party, make such use of the Debtor's Hollywood, Maryland place of business as may be reasonably necessary to administer, control and collect the Collateral;

                   (v) repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor;

                   (vi) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral;

                   (vii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral;

                   (viii) settle, renew, extend compromise, compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto;

                   (ix) endorse the name of the Debtor upon any items or payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor; and

                   (x) institute and prosecute legal and equitable proceedings to reclaim any of the goods sold to any account debtor obligated on an Account at a time when such account debtor was insolvent.

             b. The Debtor shall: (i) make no material change to the terms of any Account, General Intangible, Chattel Paper, Stockero Collateral, or Instrument without the prior written



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permission of the Secured Party; (ii) on demand, make available in form acceptable to the Secured Party proof of the sale or lease of goods or satisfactory performance of services which gave rise to the Accounts; and (iii) when requested, regularly advise the Secured Party of any delay in delivery or performance, or claims made, in regard to any Collateral.

      6. INDEMNIFICATION. The Secured Party shall not in any way be responsible for the performance or discharge of, and the Secured Party does not hereby undertake to perform or discharge of, any obligation, duty, responsibility, or liability or the Debtor under the Stockero Collateral or any other Collateral. The Debtor hereby agrees to indemnify the Secured Party and hold the Secured Party harmless from and against all losses, liabilities, damages, claims, or demands suffered or incurred by reason of this Agreement or by reason or any alleged responsibilities or undertakings on the part of the Secured Party to perform or discharge any obligations, duties, responsibilities, or liabilities of the Debtor under the Stockero Collateral or any other Collateral. The Secured Party shall have no duty to collect any amounts due or to become due under the Stockero Collateral or any other Collateral or enforce or preserve the Debtor's rights thereunder.

      7. PRESERVATION OF COLLATERAL. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral that is in the Secured Party's possession and in preserving rights thereunder if the Secured Party takes action for those purposes as the Debtor may reasonably request in writing; provided that failure to comply with any such request shall not, in and of itself, be deemed a failure to exercise reasonable care, and no failure by the Secured Party to preserve or protect any rights with respect to any Collateral that is in the Secured Party's possession or to do any act with respect to the preservation of the Collateral that is in the Secured Party's possession not so requested by the Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral that is in the Secured Party's possession.

      8. DEFAULT. The Debtor shall be deemed to be in default hereunder ("Default") [i] if a default shall occur under the Note which is not cured within any period of time expressly allowed by the Note before the Secured Party may exercise its remedies on account of such default; [ii] if the Debtor shall be in breach of any warranty or shall fail to fulfill any obligation under this Agreement (excluding for purposes of this Section 8, Debtor's obligations under Section 4(a)); provided, however, that Debtor's removal of any Equipment from Debtor's Hollywood, Maryland place of business for the purpose of repair or removal shall not constitute a Default so long as Debtor provides replacement equipment as necessary and the St. Mary's System continues to be operational.

      9. REMEDIES. In the event of Default on the part of the Debtor under this Agreement, the Secured Party may exercise anyone or more of its remedies under common or statutory law and at any time thereafter may do any one or more of the following, all of which are hereby authorized by the Debtor:

             a. Exercise its rights of enforcement under common or statutory law and in addition to those rights, at its sole discretion, may require the Debtor (at the Debtor's sole


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expense) to forward promptly any or all of the Equipment and Inventory to the
Secured Party at such location as shall be reasonably required by the Secured Party, or, without breach of the peace, enter upon the premises where any such Equipment or Inventory is located and take immediate possession of and remove the Equipment or Inventory by summary proceedings or otherwise, all without liability from the Secured Party to the Debtor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

             b. Sell or otherwise dispose of the Collateral at a commercially reasonable public or private sale or otherwise at such price as it may deem best, for cash, credit, or otherwise, and apply the proceeds, FIRST, to the settlement of all liens or claims on the Collateral prior to the security interest of the Secured Party; SECOND, to the payment of all expenses connected with the taking and selling of the collateral; and THIRD, to the payment of all Indebtedness of the Debtor to the Secured Party secured by this Agreement; and, in case of any deficiency, the Secured Party may collect such deficiency from the Debtor.

             c. The Secured Party may exercise any other right or remedy that may be available to it under this Agreement, the Note or applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Agreement in whole or in part.

             d. The Debtor shall be liable for any and all unpaid additional sums due hereunder or under the Note, before, after or during the exercise of any of the foregoing remedies; for all reasonable legal fees and other reasonable costs and expenses incurred by reason of any default or of the exercise of the Secured Party's remedies with respect thereto.

             e. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity.

             f. To the extent permitted by applicable law, the Debtor hereby waives any notice or other mandatory requirements of law, now or hereafter in effect which might require the Secured Party to sell, lease or otherwise use the Equipment or Inventory in mitigation of the Secured Party's damages; provided, however, that the Debtor does not waive any requirement of law that the Secured Party act in a commercially reasonable manner. The Debtor hereby waives any and all existing or future claims to any offset against the sums due hereunder or under the Note and agrees to make the payments regardless of any offset or claim which may be asserted by the Debtor or on its behalf in connection with this Agreement.

             g. The failure of the Secured Party to exercise, or delay in the exercise of, the rights granted hereunder upon any default by the Debtor shall not constitute a waiver of any such right upon the continuation or recurrence of any such default.

             h. The Secured Party may take or release other security, may release any party primarily or secondarily liable for any Indebtedness to the Secured Party, may grant



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extensions, renewals or indulgences with respect to such Indebtedness and may apply any other security therefor held by it to the satisfaction of such Indebtedness, all without prejudice to any of its rights hereunder.

      10. NOTICES. Any notice required or permitted by or in connection with this Agreement shall be in writing and shall be made by hand delivery, by overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the Secured Party or the Debtor at the appropriate address set forth above or to such other address as may be hereafter specified by written notice by the Secured Party or the Debtor. Notice shall be considered given as of the date of the hand delivery, one (1) business day after delivery to the overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein. The Debtor agrees that five (5) days' prior notice of the time and place of any public sale of the Collateral, or of the time after which a private sale of the Collateral will be made, is commercially reasonable notice.

      11. FURTHER ASSURANCES. The Debtor will execute and deliver to the Secured Party the financing statement in the form attached hereto as Exhibit A. The Debtor will promptly and duly execute and deliver to the Secured Party such further documents and assurances and take such further action as the Secured Party may from time to time reasonably request in order to carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Secured Party hereunder.

      12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Secured Party, its successors and assigns, and shall be binding upon the successors of the Debtor. This Agreement may not be assigned by the Debtor without prior written consent of the Secured Party.

      13. MARYLAND LAW; CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS.

             a. The Debtor agrees that this Agreement and the rights and obligations of the Secured Party and the Debtor hereunder shall in all respects be governed by, and construed in accordance with, the laws of the State of Maryland (excluding Maryland conflicts of laws).

             b. The Debtor agrees that any action or proceeding arising out of or relating to this Agreement may be commenced in, and consents to the non-exclusive jurisdiction of, any court in the State of Maryland or District Court of the United States for the District of Maryland, and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address set forth below its signature hereto, or as otherwise provided under the laws of the State of Maryland. Any action brought by the Debtor against the Secured Party which is based, directly or indirectly, on this Agreement or any matter in or related to this Agreement, shall be brought only in the courts of the State of Maryland. The Debtor agrees that venue shall be proper in any court of the State of Maryland selected by the Secured Party or in any

United States District Court for the District of Maryland and waives any right to object thereto on the basis of improper venue or of inconvenience of forum.

             c. The Debtor hereby consents to the process being served in any suit, action or proceeding instituted in connection with this Agreement by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Agreement at the Debtor's address designated above. The Debtor irrevocably agrees that such service shall be deemed in every respect to be effective service of process upon it in any such suit, action, or proceeding. Nothing in this Section shall affect the right of the Secured Party to service process in any manner otherwise permitted by law and nothing in this Section will limit the right of the Secured Party otherwise to bring proceedings against the Debtor, in the courts of any other appropriate jurisdiction or jurisdictions.

      14. MISCELLANEOUS. This Agreement shall not be amended or altered in any manner except by a document in writing executed by both parties. Any provision of this Agreement or of any related instrument or document executed pursuant hereto which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Debtor hereby waives any provision of law which renders any provision hereof or thereof



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prohibited or unenforceable in any respect. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      15. WAIVER OF JURY TRIAL. THE DEBTOR AND THE SECURED PARTY MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS AGREEMENT OR THE NOTE. EACH OF THE DEBTOR AND THE SECURED PARTY ACKNOWLEDGES THAT THIS WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. THE DEBTOR AND THE SECURED PARTY EACH AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTER CLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, the Debtor executes this Agreement under seal as of the day and year first above written.



WITNESS:                               Debtor:
                                       HIGH SPEED ACCESS NETWORK, INC.



-----------------------------          By:  /s/ HIGH SPEED ACCESS NETWORK, INC.
                                           -------------------------------------
                                       Name:
                                       Title: